SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): March 31, 2004

                          MIRAVANT MEDICAL TECHNOLOGIES

             (Exact name of Registrant as specified in its charter)

   Delaware                               0-2554                 77-0222872
(State or other jurisdiction of     (Commission File Number)    I.R.S. Employer
incorporation or organization)                            Identification Number)





                                336 Bollay Drive
                             Santa Barbara, CA 93117

                    (Address of principal executive offices)

                                 (805) 685-9880

              (Registrant's telephone number, including area code)

ITEM 5.  Other Events and Regulation FD Disclosure

On March 31, 2004 Miravant Medical Technologies ("Miravant") announced that it submitted a New Drug Application (NDA) to the U.S. Food and Drug Administration
(FDA) seeking marketing approval of SnET2-PDT as a new treatment for patients with wet age-related macular degeneration (AMD). SnET2-PDT has been designated a Fast Track product by the FDA, and Miravant has requested priority review status for the drug. Within 60 days of NDA submission, the FDA will make a determination to accept or refuse to file the NDA and, if accepted, will designate its review status.

A copy of the press release issued on March 31, 2004 by Miravant announcing the NDA submission is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

ITEM 7.  Financial Statements and Exhibits

       Exhibit Number             Exhibit

         99.1            Press release issued on March 31, 2004
                         announcing the NDA submission

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Miravant Medical Technologies
                                      (Registrant)

Date:  April 1, 2004

                                            By:  /s/ John M. Philpott
                                            -------------------------
                                            Name:    John M. Philpott
                                            Title:   Chief Financial Officer

                                  Exhibit Index

      Exhibit Number             Exhibit

         99.1            Press release issued on March 31, 2004
                         announcing the NDA submission